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                                ULTRA SERIES FUND
                                -----------------
                              SMALL CAP VALUE FUND
                              SMALL CAP GROWTH FUND

                  PROSPECTUS SUPPLEMENT DATED DECEMBER 1, 2007

    This Prospectus Supplement amends the Prospectus of the Ultra Series Fund
                        (the "Trust") dated May 1, 2007.
            Please keep this Prospectus Supplement with your records.


SMALL CAP VALUE AND SMALL CAP GROWTH FUND SHAREHOLDER MEETINGS
Special meetings of the shareholders of the Small Cap Value Fund and Small Cap Growth Fund (together, the "Funds," and each, a "Fund") will be held on December 28, 2007 to seek approval of a change in the investment management agreement between the Funds and MEMBERS Capital Advisors, Inc. ("MCA"), the investment adviser for each Fund.

The Funds began operations on May 1, 2007 and are managed by MCA pursuant to an investment management agreement that was initially approved by the Trust's board of trustees on March 1, 2007 and re-approved by the board on November 29, 2007. The investment management agreement approved by the board provides for each Fund to pay to MCA an investment management fee based on the average daily net assets of the Fund at the annual rate of 1.10%. However, in the Funds' prospectus, the annual rate was set forth as 1.00% and that is the rate at which the Funds are currently paying the investment management fee to MCA. Because the prospectus set forth the annual rate as 1.00%, shareholder approval is needed to change the rate to 1.10%, as originally intended and approved by the board. Accordingly, variable contract owners of record at the close of business on November 16, 2007 will receive a proxy statement asking them to vote on this change. Assuming the requisite shareholder approval is obtained, this change will take effect January 1, 2008.

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       TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS
                       ASCRIBED TO THEM IN THE PROSPECTUS.